UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2020

BEACON ROOFING SUPPLY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50924	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Huntmar Park Drive, Suite 300, Herndon, VA 20170

(Address of Principal Executive Offices) (Zip Code)

(571) 323-3939

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.01 par value	BECN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Equity Purchase Agreement

On December 20, 2020, Beacon Roofing Supply, Inc. (“Beacon”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with ASP Sailor Acquisition Corp. (the “Buyer”). Pursuant to the Purchase Agreement, Beacon has agreed to sell its interior products business and insulation business (the “Business”) to the Buyer, an entity controlled by affiliates of American Securities LLC (the “Sponsor”). Subject to the terms and conditions of the Purchase Agreement, and following the completion of certain pre-closing reorganization steps resulting in the Business being held by Project Sailor LLC, a Delaware limited liability company (the “Company”), the Buyer has agreed to purchase all of the outstanding equity interests in the Company for a purchase price of $850 million in cash payable at closing, subject to certain customary adjustments set forth in the Purchase Agreement (as adjusted, the “Purchase Price”, and the transactions described in the Purchase Agreement, together, referred to as the “Transaction”).

The completion of the Transaction is subject to customary closing conditions, including, among others: (i) the completion of the Reorganization (as defined in the Purchase Agreement), (ii) the expiration or termination of the waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any law restraining, enjoining or prohibiting the Transaction, (iv) the accuracy of the other party’s representations and warranties contained in the Purchase Agreement (subject to customary materiality qualifiers) and (v) the other party’s compliance with its covenants and agreements contained in the Purchase Agreement (subject to customary materiality qualifiers).

The Buyer’s obligations under the Purchase Agreement are not conditioned on the receipt of financing. The Buyer has obtained an equity commitment (“Equity Commitment”) from affiliates of the Sponsor to fund amounts that may be required by the Buyer for the consummation of the Transaction, including (i) to pay the Purchase Price and (ii) to pay fees and expenses incurred by the Buyer in connection with the Transaction.

The Purchase Agreement contains certain termination rights of the parties, including if (i) the closing of the Transaction has not occurred on or prior to April 19, 2021 (as may be extended in certain circumstances, as further described in the Purchase Agreement), (ii) the other party has breached its representations, warranties or covenants, subject to certain negotiated materiality qualifications and cure periods as set forth in the Purchase Agreement and (iii) the Company has not delivered to Buyer certain financial information with respect to the Business on or prior to March 20, 2021 (as may be extended in certain circumstances, as further described in the Purchase Agreement).

Both Beacon and the Buyer have agreed to indemnify each other for losses resulting from certain breaches of the Purchase Agreement and for certain other liabilities, subject to certain limitations.

The foregoing description of the Purchase Agreement is qualified in its entirety by the Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Purchase Agreement has been included in this report to provide investors with information regarding its terms and conditions. It is not intended to provide any other factual information about Beacon, the Company or Buyer or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Beacon, the Company or Buyer or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Beacon's public disclosures.

Item 7.01	Regulation FD Disclosure

A copy of the press release announcing, among other things, Beacon’s execution of the Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The forward-looking statements contained in this Form 8-K (including the exhibits thereto) are qualified by the information contained under the heading “Forward-Looking Statements” in the press release furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 (including the exhibit hereto) is being furnished under “Item 7.01. Regulation FD Disclosure.” Such information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.1

Equity Purchase Agreement, dated as of December 20, 2020, by and between Beacon Roofing Supply, Inc. and ASP Sailor Acquisition Corp. (pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits, schedules and similar attachments have been omitted; exhibits, schedules and other attachments will be provided to the Securities and Exchange Commission upon request).

99.1	Beacon Roofing Supply, Inc. press release dated December 21, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: December 21, 2020	By:	/s/ FRANK A. LONEGRO
Frank A. Lonegro
Executive Vice President & Chief Financial Officer